As filed with the Securities and Exchange Commission on June 14, 2004
1933 Act File No. 333-
1940 Act File No. 811-21593

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ AMENDMENT NO.

Kayne Anderson Midstream Investment Company

(Exact name of Registrant as Specified in Charter)

1800 Avenue of the Stars, Second Floor

Los Angeles, California 90067
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(310) 556-2721

David Shladovsky, Esq.

Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq.

Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441
(415) 856-7000

          Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

          If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐

          It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed Maximum
	Amount Being	Maximum Offering	Aggregate Offering	Amount of
Title of Securities Being Registered	Registered	Price Per Unit	Price(1)	Registration Fee

Common Stock, $0.001 par value per share	1000	$20.00	$20,000	$2.53

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

KAYNE ANDERSON MIDSTREAM INVESTMENT COMPANY (the “Registrant”)

CONTENTS OF THE REGISTRATION STATEMENT

This registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of the Registration Statement

Part A — Prospectus of the Registrant

Part B — Statement of Additional Information of the Registrant

Part C — Other Information

Signature Page

Exhibits

PART A
PROSPECTUS OF
REGISTRANT

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is declared effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated June 14, 2004

PROSPECTUS

                                    Shares

Kayne Anderson Midstream Investment Company

Common Stock

          Kayne Anderson Midstream Investment Company is a newly organized, non-diversified, closed-end management investment company. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related master limited partnerships (“MLPs”), as well as MLP affiliates and non-MLP companies operating midstream energy assets (collectively, “Midstream Energy Companies”). To generate such returns, we intend to invest in limited partner interests of MLPs and other equity securities of MLPs, including general partner interests and preferred equity interests, and equity securities of Midstream Energy Companies. Additionally, we may invest in debt securities of MLPs and Midstream Energy Companies. “Midstream energy assets” refers to assets used in the process of gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

          Once we are fully invested in accordance with our investment objective, we intend to invest 50% or more of our total assets in publicly traded securities of MLPs and Midstream Energy Companies, and up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and Midstream Energy Companies, including securities issued by private companies.

          We intend to pay current dividends to our common stockholders. Because many MLPs distribute cash in excess of the taxable income allocable to their investors, we believe that a significant portion of our income will be tax deferred, thereby maximizing cash available for dividends paid by us to our common stockholders.

          We will be managed by Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), a leading private equity investor in MLPs. Since 1984, Kayne Anderson has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process. Its investment strategies seek to identify and exploit investment niches that it believes are less well understood and generally not followed by the broader investor community. As of May 31, 2004, Kayne Anderson managed approximately $1.3 billion in private equity and other alternative investments, including approximately $350 million in MLPs and Midstream Energy Companies. Kayne Anderson believes that its knowledge of and relationships within the MLP market enable it to identify and take advantage of both public and private MLP investment opportunities.

          Because we are newly organized, our common stock has no history of public trading. We intend to apply to have our common stock listed on the                     under the symbol “KYN”.

          (continued on following page)

          Investing in our common stock may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 13 of this prospectus.

Per
	Share	Total(2)

Public offering price	$[ ]	$[ ]
Underwriting discount	$[ ]	$[ ]
Proceeds, before expenses, to us(1)	$[ ]	$[ ]

(1)	We estimate that we will incur approximately $ in expenses in connection with this offering.

(2)	The underwriters also may purchase up to an additional shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover over-allotments. If all such shares are purchased, the total public offering price will be $ , the total underwriting discount will be $ and the total proceeds, before expenses, to us will be $ .

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

          The shares will be ready for delivery on or about                     , 2004.

The date of this prospectus is                     , 2004.

(continued from previous page)

          We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of preferred stock and commercial paper or notes and other forms of borrowing, in an aggregate amount that is not expected to exceed 30% of our total assets, which includes assets obtained through financial leverage. There is no assurance that we will utilize financial leverage or, if financial leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our common stock will be reduced by the fees and issuance costs of any financial leverage. We do not presently intend to use financial leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. See “Use of Financial Leverage — Effects of Leverage,” “Risk Factors — Leverage Risk” and “Description of Capital Stock.”

          We will be treated as a corporation for federal income tax purposes and as a result, unlike most investment companies, we will be subject to corporate income tax to the extent we recognize taxable income. See “Tax Matters.”

          Shares of closed-end investment companies frequently trade at discounts from their net asset values. If our common stock trades at a discount to its net asset value, it may increase the risk of loss for purchasers in this offering. This risk may be greater for investors who expect to sell their common stock in a relatively short period after completion of the public offering. See “Risk Factors — Market Discount From Net Asset Value Risk.”

          This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus, which contains important information about us, before deciding whether to invest and retain it for future reference. A statement of additional information, dated                     , 2004, containing additional information about us, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our statement of additional information, the table of contents of which is on page 53 of this prospectus, by calling (800)        -          or by writing to us, or you may obtain a copy (and other information regarding us) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

          You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

          This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common stock. You should carefully read the entire prospectus, including the document incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page 13. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson Midstream Investment Company; “Kayne Anderson” refers to Kayne Anderson Capital Advisors, L.P.; “midstream energy assets” refers to assets used in the process of gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; and “MLPs” refers to master limited partnerships with midstream energy assets.

What is Kayne Anderson Midstream Investment Company?

          Kayne Anderson Midstream Investment Company is a newly organized, non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs, MLP affiliates and non-MLP companies operating midstream energy assets (such MLP affiliates and non-MLP companies are referred to collectively in this prospectus as “Midstream Energy Companies”).

          Our investments in the securities of MLPs and Midstream Energy Companies will be principally in equity securities issued by MLPs. Generally, we will invest in limited partner interests of MLPs, which currently include common units, subordinated units and I-Shares, and other equity securities of MLPs, including general partner interests and preferred equity interests. Additionally, we may invest in equity securities of Midstream Energy Companies. Finally, we may also, from time to time, invest in the debt securities of MLPs and Midstream Energy Companies.

          Once we are fully invested in accordance with our investment objective, we intend to invest 50% or more of our total assets in publicly traded securities of MLPs and Midstream Energy Companies and up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and Midstream Energy Companies, including securities issued by private companies.

          We may invest up to 15% of our total assets in any single issuer. We may also invest up to 20% of our total assets in debt securities of MLPs and Midstream Energy Companies, including below investment grade debt securities rated at least B3 by Moody’s Investors Service, Inc. or at least B- by Standard & Poor’s at the time of purchase, or comparably rated by another rating agency. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

          We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of preferred stock and commercial paper or notes and other forms of borrowing, in an aggregate amount that is not expected to exceed 30% of our total assets inclusive of such financial leverage.

          On a limited basis, we may also use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

          Although we believe it will take us up to nine months to invest a material amount of our total assets in private MLP and Midstream Energy Company investments, we anticipate that we will invest the majority of the net proceeds of the offering in public MLP and Midstream Energy Company securities within a significantly shorter period. Upon identifying appropriate private investments, we may sell some of our public securities or utilize leverage to provide funds for investment in those private opportunities. Pending investment in publicly traded securities, it is anticipated that the proceeds will be invested in cash or cash equivalents.

          We intend to pay current dividends to our common stockholders out of assets legally available therefor. Because many MLPs distribute cash in excess of the taxable income allocable to their investors, we believe that a significant portion of our income will be tax deferred, thereby maximizing cash available for dividends paid by us to our common stockholders.

          No assurance can be given that our investment objective will be achieved.

          See “Kayne Anderson Midstream Investment Company,” “Risk Factors,” and “Tax Matters” in this prospectus and “Investment Policies and Techniques” in our statement of additional information.

Who is Kayne Anderson Capital Advisors?

          Kayne Anderson Capital Advisors, L.P. will be our investment adviser, responsible for implementing and administering our investment strategy. The business of Kayne Anderson was begun in 1984 by its founders Richard Kayne and John Anderson. Since its founding, Kayne Anderson has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process. Its investment strategies seek to identify and exploit investment niches that it believes are less well understood and generally not followed by the broader investor community. As of May 31, 2004, Kayne Anderson managed approximately $1.3 billion in private equity and other alternative investments. Kayne Anderson has invested in MLPs and Midstream Energy Companies since 1998 and currently manages more than $350 million invested in this sector. Kayne Anderson believes that it has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and enjoy many long-term relationships with industry managers, which Kayne Anderson believes will give it an important advantage in sourcing and structuring private investments.

          Kayne Anderson’s management of our portfolio will be led by three of its senior managing directors, J.C. Frey, David Fleischer and Kevin McCarthy, who together have more than 50 years of experience in the investment industry. Messrs. Frey and Fleischer will focus on our investments in publicly traded securities of MLPs and Midstream Energy Companies. Mr. McCarthy, who will serve as our Chief Executive Officer with general oversight responsibility, will focus on our private investments. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Mr. Fleischer joined Kayne Anderson in January 2004 from Goldman, Sachs & Co. where he was responsible for investment research of MLPs, natural gas companies and gas utilities, served on the firm’s Investment Policy and Stock Selection Committee and was the business unit leader for the firm’s energy research. Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was most recently global head of energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. We will also draw on the experience and expertise of other senior professionals at Kayne Anderson, including its Chief Executive Officer Richard Kayne, and its Chief Investment Officer Robert V. Sinnott. Messrs. Kayne and Sinnott have approximately 70 combined years of investment experience and have been principally responsible for executing Kayne Anderson’s energy industry investments in general, and its private investments in MLPs, in particular.

Why does our MLP strategy present an attractive market opportunity?

          We will invest principally in MLPs and Midstream Energy Companies. Kayne Anderson believes that this strategy offers an opportunity for attractive risk-adjusted returns, based on several characteristics of MLPs, including the following:

•	MLPs provide steady distributions with attractive growth profiles. From [ ], 199[ ] through [ ], 2004, the MLP sector provided an average annual yield of [ %]. Additionally, during that same time period, MLP distributions increased at an average annual rate of [ %]. Currently, MLPs provide an average [ %] yield. Kayne

Anderson believes that current market conditions are conducive for continued growth in distributions.

•	MLPs operate strategically important assets that typically generate stable cash flows. MLPs operate in businesses that are necessary for providing consumers with access to energy resources. Kayne Anderson believes that due to the fee-based nature and long-term importance of their midstream energy assets, MLPs typically generate stable cash flows throughout economic cycles. Additionally, certain businesses operated by MLPs are regulated by federal and state authorities that ensure that rates charged are fair and just. In most cases, such regulation provides for highly predictable cash flows.

•	The midstream energy sector has high barriers to entry. Due to the high cost of constructing midstream energy assets and the difficulty of developing the expertise necessary to comply with the regulations governing the operation of such assets, the barriers to enter the sector are high. Therefore, currently existing MLPs with large asset bases and significant operations enjoy a competitive advantage over other entities seeking to enter the sector.

•	Due to a lack of broad institutional following and limited retail focus, the MLP market experiences inefficiencies which can be exploited by a knowledgeable investor. There are adverse consequences of MLP ownership for many institutional investors, including the generation of non-qualifying income for regulated investment companies (see “Comparison with Direct Investments in MLPs”). Further, because MLPs generate unrelated business taxable income (“UBTI”), they are typically not held by tax-exempt investors such as pension plans, endowments, employee benefit plans, or individual retirement accounts. Also, income and gains from MLPs are subject to the Foreign Investment in Real Property Tax Act (“FIRPTA”), limiting the investment by non-U.S. investors in the sector. As a result, MLPs are held predominantly by taxable U.S. retail investors. Further, due to the limited public market float for MLP common units and tax-reporting burdens and complexities associated with MLP investments, MLPs appeal only to a segment of such retail investors. Due to this limited, retail-oriented focus, the market for MLPs can experience inefficiencies which can be exploited by a knowledgeable investor.

          Kayne Anderson believes that the attractive characteristics of MLPs are further supported by the positive dynamics currently affecting the midstream energy sector, including the following:

•	MLPs are well-positioned to capitalize on the ongoing divestitures of midstream energy assets. As major oil and gas companies continue to focus on international opportunities and core exploration and production activities, such companies continue to sell many of their North American midstream energy assets. Additionally, certain utilities and energy merchants are selling their midstream energy assets, in part to improve their credit profiles. MLPs, as tax pass-through entities, have cost of capital advantages over corporate purchasers. As a result, MLPs have been active acquirors of midstream energy assets over the last several years. Kayne Anderson believes this large pool of midstream energy assets should provide MLPs with significant acquisition opportunities to augment their internal growth prospects.

•	MLPs have high operating leverage which allows them to benefit disproportionately from a growing economy. As the overall economy expands, energy consumption increases, driving increased demand and in certain cases, rates for assets owned by MLPs. Because MLPs benefit from significant economies of scale and can expand at relatively low cost levels, small increases in energy demand can result in significant growth in their distributable cash flows. Kayne Anderson believes this internal growth is an important component of MLPs’ ability to increase distributions.

What are Kayne Anderson’s competitive advantages?

          Kayne Anderson believes that it is particularly qualified and positioned both to identify appropriate publicly traded market MLP investment opportunities and to source and structure private investments in MLPs due to the following:

          Management Expertise in Alternative Investing. Kayne Anderson has specialized in pursuing alternative investment strategies since 1984. Kayne Anderson manages approximately $1.3 billion of private equity and other alternative investments in public and private companies across 12 investment funds and a limited number of separate accounts. The firm’s portfolios share a common objective of achieving absolute returns on a risk-adjusted basis through a disciplined investment process.

          Substantial MLP Market Knowledge and Industry Relationships. Through its activities as a leading investor in MLP securities, Kayne Anderson has developed a wide breadth of expertise and important relationships with industry managers in the MLP sector. Kayne Anderson believes that its industry knowledge and relationships will enable us to capitalize on opportunities to source investments in MLPs that may not be readily available to other investors. Such investment opportunities are expected to include purchasing larger blocks of limited partner interests, often at discounts to market prices, non-controlling general partner interests and positions in companies expected to form an MLP. Kayne Anderson also believes that its substantial MLP market knowledge provides it with the ability to recognize long-term trends in the industry and to identify differences in value among individual MLPs, which abilities are expected to benefit our portfolio of public investments in MLPs and Midstream Energy Companies.

          Extensive Transaction Structuring Expertise and Capability. Kayne Anderson has industry-leading experience identifying and structuring investments in MLP securities. This experience, combined with Kayne Anderson’s ability to engage in regular dialogue with industry participants and other large holders of MLP securities to better understand the capital needs of prospective portfolio companies give it an advantage in structuring transactions mutually attractive to us and the portfolio company. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector. These investments may include purchases of subordinated units, restricted common units or general partner interests.

          Ability to Trade Efficiently in a Relatively Illiquid Market. Kayne Anderson believes that its ability to generate favorable returns on public investments in MLPs is aided by its substantial experience actively trading MLPs and similar securities. Through its affiliated broker-dealer, Kayne Anderson maintains its own trading desk, providing it with the ability to understand day-to-day market conditions for MLP securities, which have historically been characterized by lower daily trading volumes than comparable corporate equities. Kayne Anderson believes that this direct equity market access enables it to make better informed investment decisions and to execute its investment strategy with greater efficiency.

How does an investment in our common stock compare with direct investment in MLPs?

          We are intended to be an efficient vehicle for investing in a portfolio comprised principally of MLP equity securities. We believe that an investor in our common stock will benefit from Kayne Anderson’s investment experience, market knowledge and relationships, as well as a number of portfolio and tax features that would not be available if such investor were to make investment directly in MLPs, including some or all of the following:

•	We provide, through a single investment vehicle, an investment in a diverse portfolio of securities issued by MLPs and Midstream Energy Companies.

•	We intend to invest up to 50% of our total assets in private investments in MLPs. We believe that we can make private purchases of securities at discounts or with other beneficial terms. Such investment opportunities are typically only available to a limited number of knowledgeable investors with a large amount of capital available for investment in any particular security or issuer.

•	Our common stockholders will receive a single tax reporting statement (on Form 1099) and will only be required to file income tax returns in states in which they would ordinarily file. In contrast, a person who invests directly in MLPs receives a statement of partnership items (on Schedule K-1) from each MLP owned and may be required to file income tax returns in each state in which such MLPs generate income.

•	Our common stock dividends will be treated as qualifying income for regulated investment companies (including mutual funds) that own our common stock, whereas the income from MLPs is not currently treated as qualifying income for regulated investment companies. Subject to certain holding period requirements, corporate investors in our common stock generally will be entitled to dividends-received deduction treatment on our dividends.

•	Our common stock dividends will generally be excluded from treatment as UBTI (unless our common stock is debt-financed by our common stockholders). Accordingly, tax-exempt investors, including pension plans, employee benefit plans and individual retirement accounts, will not have UBTI upon receipt of dividends from us, whereas a tax-exempt limited partner’s allocable share of income of an MLP is generally treated as UBTI.

          Conversely, unlike MLPs, we will be obligated to pay federal and state tax with respect to our income, thereby subjecting our income to a double layer of taxation upon distribution to our taxable common stockholders. However, the types of MLPs in which we intend to invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners, due to a variety of factors, including significant non-cash deductions, such as accelerated depreciation. If the cash distributions exceed the taxable income reported in a particular tax year, such excess cash distributions would not be taxed as income to us in that tax year but rather would be treated as a tax-free return of capital to the extent of our basis, and our basis in our MLP units would be decreased by the amount of such excess, which would potentially increase our taxable gain upon any subsequent sale of our MLP units. See “Tax Matters.” Like other investment companies, our common stockholders will bear our operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.

Why do we intend generally to use financial leverage?

          We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) in an aggregate amount of up to 30% of our total assets, which includes assets obtained through such financial leverage. We may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that we would incur as a result of leverage, market conditions and available investment opportunities, including direct placement potential. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage Instruments will have seniority over our common stock. If we use Leverage Instruments, associated costs will be borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. We do not presently intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with our investment objective. See “Use of Financial Leverage.”

          Because Kayne Anderson’s fee is based upon a percentage of our total assets, Kayne Anderson’s fee is likely to be higher if we employ leverage. Therefore, Kayne Anderson will have a financial incentive to use leverage, which may create a conflict of interest between Kayne Anderson and our common stockholders. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Leverage Risk.”

What risk management techniques may we use?

          We may, but are not required to, use various hedging and other transactions to seek to manage interest rate, market and issuer risks. See “Risk Factors — Leverage Risk,” “— Derivatives Risk,” and “Kayne Anderson Midstream Investment Company — Investment Practices — Hedging and Other Risk Management Transactions” in this prospectus and “Additional Information About Our Investments — Hedging and Interest Rate Transactions,” in our statement of additional information.

THE OFFERING

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	The net proceeds of the offering of common stock will be approximately $ ($ if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering expenses. We will invest the net proceeds of the offering in accordance with our investment objective and policies as described herein.

Although we believe it will take us up to nine months to invest a material amount of our total assets in private MLP and Midstream Energy Company investments, we anticipate that we will invest the majority of the net proceeds of the offering in public MLP and Midstream Energy Company securities within a significantly shorter period. Upon identifying appropriate private investments, we may sell some of our public securities or utilize leverage to provide funds for investment in those private opportunities. Pending investment in publicly traded securities, it is anticipated that the proceeds will be invested in cash or cash equivalents.

Dividends	We intend to pay quarterly dividends to our common stockholders funded by substantially all of our distributable cash flow. Our distributable cash flow is the amount received by us as cash or paid-in-kind distributions from MLPs or Midstream Energy Companies, interest payments received on debt securities owned by us and other payments on securities owned by us, less current or anticipated operating expenses, current (but not deferred) taxes on our taxable income, and our leverage costs.

Our quarterly dividends will be authorized by our Board of Directors out of funds legally available therefor. We expect that we will declare and pay a dividend no later than , 2004.

A significant portion of our dividends may be made from sources other than our distributable cash flow, such as gains realized upon the sale of portfolio securities. Our dividends may consist of a return of investors’ capital for federal income tax purposes. There is no assurance we will continue to pay regular dividends or that we will do so at a particular rate. See “Dividends.”

Taxation	We will not elect to be treated as a regulated investment company under the Internal Revenue Code. Therefore, we will pay federal and applicable state corporate taxes on our taxable income. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners, due to a variety of factors, including significant non-

cash deductions, such as accelerated depreciation. If the cash distributions exceed the taxable income reported in a particular tax year, such excess cash distributions would not be taxed as income to us in that tax year but rather would be treated as a return of capital for federal income tax purposes. See “Tax Matters.”

Stockholder tax features	We expect to pay cash distributions to our common stockholders in excess of our taxable income per share. If we distribute cash from current and accumulated earnings and profits as computed for federal income tax purposes, such distributions will generally be taxable to stockholders in the current period as dividend income for federal income tax purposes. Subject to certain holding period requirements, such dividend income generally will qualify for treatment as “qualified dividend income” eligible for taxation at reduced rates under current law. If our distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a tax-free return of capital to the extent of a common stockholder’s basis in our common stock and will result in a reduction of such basis. To the extent such excess exceeds a common stockholder’s basis in our common stock, such excess will be taxed as capital gain. We expect that a significant portion of our distributions to our common stockholders will constitute a tax-free return of capital. Upon the sale of common stock, a common stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by our common stockholder and our common stockholder’s federal income tax basis in our common stock sold, as adjusted to reflect return of capital. See “Tax Matters.”

Dividend reinvestment plan	We have a dividend reinvestment plan for our common stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then our common stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically elect to receive cash dividends. Common stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

Proposed exchange symbol	“KYN”

Trading at a discount	Shares of closed-end investment companies frequently trade at discounts to their net asset values. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our common stock’s net asset value may decline. We cannot predict whether our common stock will trade above, at or below its net asset value.

Risk factors	See “Risk Factors” beginning on page 13 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding whether to invest in our common stock.

Management arrangements	Kayne Anderson will serve as our investment adviser and provide certain administrative services to us. See “Kayne Anderson Midstream Investment Company — About Kayne Anderson” and “Management — Investment Management Agreement.”

Custodian, Administrator and Transfer Agent	[ ] will serve as our custodian, and [ ] will serve as our administrator, fund accountant and transfer agent. See “Custodian, Administrator and Transfer Agent.”

FEES AND EXPENSES

          The following table assumes the issuance of shares of preferred stock and the use of other Leverage Instruments in an amount equal to 30% of our total assets (after their issuance) and shows our expenses as a percentage of net assets attributable to common stock.

Stockholder Transaction Expenses:

Sales Load Paid by You (as a percentage of offering price)%
Offering Expenses Borne by Us (as a percentage of offering price)%
Dividend Reinvestment Plan Fees	None	(1)
PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON STOCK (ASSUMES PREFERRED STOCK IS ISSUED AND OTHER LEVERAGE INSTRUMENTS ARE USED)(2)
Annual Expenses:
Management Fees(3)	2.50%
Other Expenses	%	(4)
Interest Payments on Borrowed Funds	%
Total Annual Expenses	%

(1)	You will pay brokerage charges if you direct , as agent for our common stockholders (the “Plan Agent”), to sell your common stock held in a dividend reinvestment account.

(2)	The table presented below in this footnote estimates what our annual expenses would be stated as percentages of our net assets attributable to common stock. This table assumes we issue the same number of shares of common stock, but unlike the table above, assumes that no shares of preferred stock are issued and no other leverage is used. This will be the case, for instance, prior to our expected issuance of shares of preferred stock or the use of other Leverage Instruments. In accordance with these assumptions, our expenses would be estimated to be as follows:

PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON STOCK

(ASSUMES NO PREFERRED STOCK IS ISSUED AND NO
OTHER LEVERAGE INSTRUMENTS ARE USED)

Annual Expenses:
Management Fees(3)	1.75%
Other Expenses	%
Total Annual Expenses	%

(3)	Represents the average of the lowest and highest fee rates payable to Kayne Anderson. The Management Fees as a percentage of average net assets attributable to our common stock may be as low as 1.07% or as high as and 3.93% (0.75% and 2.75%, respectively, assuming no preferred stock is issued and no other Leverage Instruments are used), based on our relative investment performance. See “Management — Investment Management Agreement.”

(4)	The costs of this offering are not included in the expenses shown in this table. If we use Leverage Instruments, costs of the leverage, estimated to be approximately [ ]% of the total dollar amount of a preferred stock offering and [ ]% of the total dollar amount of a borrowing (which may include commercial paper or notes and/or borrowing), will be borne immediately by our common stockholders and result in a reduction of the net asset value of our common stock. Assuming the issuance of approximately [ ] shares of common stock, the use of a $[ ] credit facility and the issuance of preferred stock in the approximate amount of $[ ], the issuance costs of the credit facility and the offering costs of a preferred stock issuance are estimated to be $[ ] and $[ ], respectively, or approximately $[ ] and $[ ] per share of common stock, respectively. These offering costs are not included among the expenses in this table. The actual proportion of preferred stock and credit facility borrowings will be determined by us.

          The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common stock, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we issue $          worth of common stock. If we issue fewer shares of common stock, all things being equal, these expenses would increase. See “Management” and “Dividend Reinvestment Plan.”

          The following example illustrates the expenses (including the underwriting discount of $          , estimated offering expenses of this offering of $          and the estimated offering costs of issuing Leverage Instruments assuming we issue Leverage Instruments representing           % of our capital (after their issuance) of $          ) that you would pay on a $1,000 investment in our common stock, assuming total annual expenses of           % of net assets attributable to our common stock and a 5% annual return, as required by Securities and Exchange Commission (“SEC”) regulations:

1 Year	3 Years	5 Years	10 Years

$	$	$	$

(1)	THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that we do not utilize any leverage, an investor would pay the following expenses based on the assumptions in the example: 1 Year, $ ; 3 Years, $ ; 5 Years, $ ; and 10 Years, $ .

FORWARD-LOOKING STATEMENTS

          Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our statement of additional information. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

          The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and Midstream Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the MLPs and Midstream Energy Companies in which we intend to invest.

          As a result of the foregoing and other factors, no assurance can be given as to our future results, levels of activity or achievements, and neither we nor any other person assumes responsibility for the accuracy and completeness of such statements.

          We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports.

RISK FACTORS

General

          Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential common stockholder should consider before deciding whether to invest in our common stock. For additional information about the risks associated with investing in our common stock, see “Additional Information About Our Investments” in our statement of additional information.

No Operating or Trading History

          We are a newly organized, non-diversified, closed-end management investment company and have no operating or public trading history. Being a newly organized company, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Investment and Market Risk

          An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest will affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our dividends. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Sector

          Certain risks inherent in investing in MLPs and Midstream Energy Companies include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs and Midstream Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of MLPs and Midstream Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many MLPs and Midstream Energy Companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk. MLPs and Midstream Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and Midstream Energy Companies.

Commodity Pricing Risk. The operations and financial performance of MLPs and Midstream Energy Companies may be directly affected by energy commodity prices, especially those MLPs and Midstream Energy Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and Midstream Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Acquisition Risk. The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in adjusted operating surplus per unit. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs and Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Affiliated Party Risk. Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.

Catastrophe Risk. The operations of MLPs and Midstream Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, NGLs, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and Midstream Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Terrorism/ Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect MLP and Midstream Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

MLP Risks. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

MLPs and Midstream Energy Company Risk

          MLPs and Midstream Energy Companies are also subject to risks that are specific to the industry they serve.

          MLPs and Midstream Energy Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

          MLPs and Midstream Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

          MLPs and Midstream Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Cash Flow Risk

          A substantial portion of the cash flow received by us will be derived from our investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Tax Risk of MLPs

          Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP and Midstream Energy Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Tax Law Change Risk

          Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the MLPs in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of dividends received by our common stockholders. Recently enacted legislation reduces the tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15%, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008 and the 15% federal income tax rate for long-term capital gain is schedule to revert to 20% for such taxable years. In addition, legislation is currently being considered which would make MLP units eligible investments for regulated investment companies, which are not generally subject to entity level taxation. If enacted, this legislation would put us at a competitive disadvantage to other funds that elect to be treated as regulated investment companies. In such event, we may elect to be treated as a regulated investment company. The cost or effect of such an election is uncertain at this time.

Deferred Tax Risks of MLPs

          As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

          We will accrue deferred income taxes for our future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon our sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Deferred Tax Risks of Investing in our Common Stock

          A reduction in the percentage of a distribution offset by tax deductions or an increase in our portfolio turnover will reduce that portion of our common stock dividend treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax dividends to our common stockholders. See the “Tax Matters” sections in this prospectus and in our statement of additional information.

Delay in Use of Proceeds

          Although we currently intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments, particularly those in privately placed securities, may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. We anticipate that our portfolio will be initially weighted toward publicly traded MLP and Midstream Energy Company securities pending the availability of suitable private investment. The trading market and volumes for MLP and Midstream Energy Company shares may at times be less liquid than the market for many other securities. As a result, it is not anticipated that we will be fully invested immediately after the completion of the offering and it may take a period of time before we are able to accumulate positions in certain securities. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents or other securities. Income received by us from these securities would likely be less than returns sought pursuant to our investment objective and policies and subject us to corporate tax before any dividends to common stockholders. Also, a significant portion of our distributions may consist of a return of capital. As a result, the return on our common stock in the first year of our investment operations is expected to be lower than when we are fully invested in accordance with our investment objective and policies. See “Use of Proceeds.”

Equity Securities Risk

          MLP common units and other equity securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP units and other equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature.

          Certain of the MLPs and Midstream Energy Companies in which we may invest may have comparatively smaller capitalizations than other companies. Investing in the securities of smaller MLPs and Midstream Energy Companies presents some unique investment risks. These MLPs and Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and Midstream Energy Companies may be less liquid than those of larger MLPs and Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

          MLP subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic developments than larger more established companies.

          While not precise, the price of I-Shares and their volatility tend to correlate to the price of common units.

Market Discount From Net Asset Value Risk

          Shares of closed-end investment companies frequently trade at discounts from their net asset values. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of our common stock will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock will depend entirely upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of dividends or distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond the control of us, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the initial public offering price.

Leverage Risk

          Although our use of leverage may create an opportunity for increased returns for our common stock, it also results in additional risks and can magnify the effect of any losses. If the income and gains from the investments purchased with leverage, net of increased expenses associated with such leverage, do not cover the cost of such leverage, the return to our common stock will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be used or will be successful. Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends paid on the preferred stock may reduce the returns to our common stockholders or result in fluctuations in the dividends paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

          The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of shares of preferred stock, constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by us under a leverage borrowing program are senior to the rights of holders of common stock and preferred stock, with respect to the payment of dividends or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any leverage borrowing program. In addition, we may not be permitted to pay dividends on common stock unless all dividends on the preferred stock and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in our being subject to covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay dividends and other distributions on common stock in certain instances. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred stock or other Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

          While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

          Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock — Preferred Stock — Voting Rights.”

Derivatives Risk

          We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

          Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us. We intend to maintain, in a segregated account, cash or liquid securities having a value at least equal to our net payment obligations under any swap transaction, marked to market daily. We will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of our leverage.

          The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may utilize interest rate swaps and caps in connection with any use by us of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock in the event that the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.

          Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Portfolio Turnover Risk

          Our annual portfolio turnover rate may vary greatly from year to year, and we cannot accurately predict our annual portfolio turnover rate. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. High portfolio turnover may result in our realization of gains that will be taxable as ordinary income to us. These gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock dividends being treated as income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Kayne Anderson Midstream Investment Company — Investment Practices — Portfolio Turnover” and “Tax Matters.”

Restricted Securities Risk

          We expect to invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

          We expect our investments in restricted securities to include investments in private companies. These securities may not be registered under the Securities Act for sale by us until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.

Liquidity Risk

          Although common units of MLPs and common stocks of Midstream Energy Companies trade on the New York Stock Exchange (“NYSE”), American Stock Exchange (“AMEX”), and the NASDAQ Stock Market (“NASDAQ”), certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, Kayne Anderson expects to be one of the largest investors in our investment sector. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

Valuation Risk

          Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs or interests in private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. In addition, we will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time, we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates or assumptions, our net asset value would likely fluctuate. See “Net Asset Value.”

Interest Rate Risk

          Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. Due to their yield-based valuations, MLP and Midstream Energy Company equity securities are susceptible to fluctuations in value due to changes in interest rates. Because we will invest principally in MLP equity securities, our investment in such securities means that the net asset value and market price of our common stock may decline if interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time.

          Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Inflation Risk

          Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and dividends can decline.

Below Investment Grade and Unrated Debt Securities Risk

          Below investment grade debt securities in which we may invest are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

          In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent it is required to seek recovery of such principal or interest.

          For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Other Investment Policies and Techniques” in our statement of additional information. For a description of the ratings categories of certain rating agencies, see Appendix A to our statement of additional information.

Non-Diversification Risk

          We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by us. There currently are approximately 40 publicly traded MLPs which operate energy assets. We intend to select our MLP investments from this small pool of issuers. We may invest in non-MLP securities issued by Midstream Energy Companies to a lesser degree, consistent with our investment objective and policies.

Anti-Takeover Provisions

          Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock — Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws.”

Management Risk

          Our portfolio is subject to management risk because it will be actively managed. Kayne Anderson will apply investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

Limited Experience Managing a Public Investment Company

          Kayne Anderson and its senior management have limited experience managing a public investment company. Closed-end investment companies that are registered under the 1940 Act are subject to special restrictions and reporting requirements that do not apply to private funds. Kayne Anderson’s limited experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, even though Kayne Anderson will be led by senior investment professionals who intend to apply the philosophy and techniques used by Kayne Anderson in its private fund investing, our investment strategies may differ from those of other private funds that are or have been managed by Kayne Anderson. We can offer no assurance that we will replicate Kayne Anderson’s historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Kayne Anderson funds.

Dependence on Key Personnel of Kayne Anderson

          We are dependent upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we will depend on the diligence, skill and network of business contacts of Messrs. Frey, Fleischer and McCarthy, who will evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We will also depend on the senior management of Kayne Anderson. The departure of any of the professionals named above or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

          Conflicts of interest may arise because Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

          Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

          Kayne Anderson manages several private investment funds (“Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

          Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, including Affiliated Funds, in which we will have no interest. Investment decisions for us are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

          Under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities. We and Kayne Anderson expect to apply to the SEC for exemptive relief to permit us to co-invest in private placements with Affiliated Funds. If our application is granted, we may co-invest with Affiliated Funds on the basis of the suitability of the available investment for the applicable portfolio, our available capital and the Affiliated Funds, subject to certain conditions. Unless and until we obtain an exemptive order, Kayne Anderson will not co-invest its other clients’ assets in private transactions involving MLPs and Midstream Energy Companies in which we participate, and we will be given priority over other clients of Kayne Anderson in allocations of these investments.

          The investment management fee payable to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, our Board of Directors and its Valuation Committee, and an independent valuation firm will participate in the valuation of our securities. See “Net Asset Value.”

Certain Affiliations

          We are affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of the initial public offering of our common stock, we will be precluded from effecting principal transactions with brokers who are members of the syndicate.

USE OF PROCEEDS

          The net proceeds of the offering of our common stock will be approximately $          ($          if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs and the deduction of the underwriting discount. Our net asset value will be reduced immediately following the offering by the amount of the underwriting discount and organizational and offering expenses paid by us. We will invest the net proceeds of the offering in accordance with our investment objective and policies as stated in this prospectus.

          Although we believe it will take us up to nine months to invest a material amount of our total assets in private MLP and Midstream Energy Company investments, we anticipate that we will invest the majority of the net proceeds of the offering in public MLP and Midstream Energy Company securities within a significantly shorter period. Upon identifying appropriate private investments, we may sell some of our public securities or utilize leverage to provide funds for investment in those private opportunities. Pending investment in publicly traded securities, it is anticipated that the proceeds will be invested in cash or cash equivalents. Income received by us from these securities would subject us to corporate tax before any dividends to our common stockholders. As a result, the return on our common stock in the first year of our investment operations is expected to be lower than when we are fully invested in accordance with our investment objective and policies.

DIVIDENDS

          We intend to pay quarterly dividends to our common stockholders funded by substantially all of our distributable cash flow. Our distributable cash flow is the amount received by us as cash or paid-in-kind distributions from MLPs or Midstream Energy Companies, interest payments received on debt securities owned by us and other payments on securities owned by us, less current or anticipated operating expenses, current (but not deferred) taxes on our taxable income, and our leverage costs.

          Our quarterly dividend will be authorized by our Board of Directors out of funds legally available therefor. We expect that we will declare and pay a dividend no later than                     , 2004.

          A significant portion of our dividends may be made from sources other than our distributable cash flow, such as gains realized upon the sale of portfolio securities. Our dividends may consist of a return of investors’ capital for federal income tax purposes. There is no assurance we will continue to pay regular dividends or that we will do so at a particular rate.

          All realized capital gains, if any, net of applicable taxes, and any distributable cash flow not distributed as a dividend will be retained by us. Unless you elect to receive your common stock dividends in cash, they will automatically be reinvested into additional common stock pursuant to our Dividend Reinvestment Plan.

          Our common stock dividends, whether paid in cash or in additional common stock, will be taken into account in measuring our performance with respect to our investment objective.

          The 1940 Act generally limits our capital gain distributions to one per year, although under some circumstances Section 19(b) and Rule 19b-1 of the 1940 Act allow us up to three distributions per year that we may designate in whole or in part as capital gain distributions. We intend to apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to any shares of preferred stock that we may issue in accordance with such shares’ terms. No assurance can be given that the SEC will grant the exemption to us.

KAYNE ANDERSON MIDSTREAM INVESTMENT COMPANY

About Us

          We are a newly organized, non-diversified, closed-end investment company registered under the 1940 Act, and formed as a Maryland corporation in June 2004. As a newly organized entity, we have no operating or public trading history. Our principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, and our telephone number is (800) XXX-XXXX.

Investment Objective and Policies

          Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” common stock. When used with respect to our common stock, a “majority of the outstanding” common stock means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

          The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” common stock, provided that common stockholders receive at least 60 days’ prior written notice of any change:

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and Midstream Energy Companies.

•	We intend to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include MLP common units, MLP subordinated units, preferred units, convertible units, general partner interests and securities of other public and private Midstream Energy Companies.

•	We may issue or use Leverage Instruments in an aggregate amount up to 30% of our total assets inclusive of such Leverage Instruments.

•	We may invest up to 20% of our total assets in debt securities of MLPs and Midstream Energy Companies, including below investment grade debt securities rated at least B3 by Moody’s Investors Service, Inc. and at least B- by Standard & Poor’s at the time of purchase, or comparably rated by another rating agency. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

          Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

          For a more complete discussion of our initial portfolio composition, see “Our Portfolio.”

          We intend to pay current dividends to our common stockholders out of assets legally available therefor. Because many MLPs distribute cash in excess of the taxable income allocable to their investors (such as us), we believe that a significant portion of our income will be tax deferred, thereby maximizing cash available for dividends paid by us to our common stockholders.

About Kayne Anderson

          Kayne Anderson Capital Advisors, L.P. will be our investment adviser, responsible for implementing and administering our investment strategy. The business of Kayne Anderson was begun in 1984 by its founders, Richard Kayne and John Anderson, with the same philosophy it follows today of investing for absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process. Its investment strategies seek to identify and exploit investment niches that it believes are less well understood and generally not followed by the broader investor community. As of May 31, 2004, Kayne Anderson managed approximately $1.3 billion in private equity and other alternative investments. Kayne Anderson has invested in MLPs and Midstream Energy Companies since 1998 and currently manages more than $350 million in this sector. Kayne Anderson believes that its knowledge of and relationships within the MLP market enable it to identify and take advantage of both public and private MLP investment opportunities.

          Kayne Anderson’s management of our portfolio will be led by three of its senior managing directors, J.C. Frey, David Fleischer and Kevin McCarthy, who together have more than 50 years of experience in the investment industry. Messrs. Frey and Fleischer will focus on our investments in publicly traded securities of MLPs and Midstream Energy Companies. Mr. McCarthy, who will serve as our Chief Executive Officer with general oversight responsibility, will focus on our private investments.

          Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Mr. Fleischer joined Kayne Anderson in January 2004 from Goldman, Sachs & Co. where he was responsible for investment research of MLPs, natural gas companies and gas utilities, served on the firm’s Investment Policy and Stock Selection Committee and was the business unit leader for the firm’s energy research. Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was most recently global head of energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry.

          We will also draw on the experience and expertise of other senior professionals at Kayne Anderson, including its Chief Executive Officer Richard Kayne, and its Chief Investment Officer Robert V. Sinnott. Messrs. Kayne and Sinnott have approximately 70 years of combined investment experience and have been principally responsible for executing Kayne Anderson’s energy industry investments in general, and its private investments in MLPs, in particular.

          Kayne Anderson believes that it is particularly qualified and positioned both to identify appropriate publicly traded market MLP investment opportunities and to source and structure private investments in MLPs due to the following:

          Management Expertise in Alternative Investing. Kayne Anderson has pursued alternative investment strategies for more than two decades. Kayne Anderson currently manages private equity and other alternative investments in public and private companies across 12 investment funds and a limited number of separate accounts.

          Substantial MLP Market Knowledge and Industry Relationships. Through its activities as a leading investor in MLP securities, Kayne Anderson has developed a wide breadth of expertise and important relationships with industry managers in the MLP sector. Kayne Anderson believes that its industry knowledge and relationships will enable us to capitalize on opportunities to source investments in MLPs that may not be readily available to other investors. Such investment opportunities are expected to include purchasing larger blocks of limited partner interests, often at discounts to market prices, non-controlling general partner interests and positions in companies expected to form an MLP. Kayne Anderson also believes that its substantial MLP market knowledge provides it with the ability to recognize long-term trends in the industry and to identify differences in value among individual MLPs, which we believe will benefit our portfolio of public investments in MLPs and Midstream Energy Companies.

          Extensive Transaction Structuring Expertise and Capability. Kayne Anderson has industry-leading experience structuring investments in MLP securities. This experience, combined with Kayne Anderson’s ability to engage in regular dialogue with industry participants and other large holders of MLP securities to better understand the capital needs of prospective portfolio companies give it an advantage in structuring transactions mutually attractive to us and the portfolio company. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector. These investments may include subordinated units, restricted common units or general partner interests.

          Ability to Trade Efficiently in a Relatively Illiquid Market. Kayne Anderson believes that its ability to generate favorable returns on public investments in MLPs is aided by its substantial experience actively trading MLPs and similar securities. Through its affiliated broker-dealer, Kayne Anderson maintains its own trading desk, providing it with the ability to understand day-to-day market conditions for MLP securities, which have historically been characterized by lower daily trading volumes than comparable corporate equities. Kayne Anderson believes that this direct equity market access enables it to make better informed investment decisions and to execute its investment strategy with greater efficiency and speed.

Investment Process

          Kayne Anderson will seek to identify securities that offer a combination of quality, growth and yield intended to result in superior after-tax total returns over the long term. Kayne Anderson’s securities selection process will include a comparison of quantitative, qualitative, and relative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, Kayne Anderson generally will look for, among other things, a strong record of distribution or dividend growth, solid ratios of debt to equity and debt to cash flow, appropriate coverage ratios with respect to distributions to unit holders, attractive incentive distribution structures and a respected management team. Based on these and other considerations, Kayne Anderson will assess an issuer’s future business prospects, strategy and expected financial performance in making an investment decision.

          A portion of the publicly traded securities in our portfolio is expected to be comprised of a set of longer-term core holdings reflecting Kayne Anderson’s views of issuer fundamentals based on the application of the selection process described above. The balance of the portfolio’s publicly traded securities will consist of shorter-term investments reflecting Kayne Anderson’s views of the anticipated impact of near-term catalysts such as pending equity issuances, pending announced acquisitions, rating agency actions, research analyst commentary and other issuer-specific developments.

          Kayne Anderson will identify potential private investments through its dialogue with management teams, members of the financial community and energy industry participants with whom Kayne Anderson’s investment professionals have long-term relationships. Kayne Anderson will pursue opportunities to make negotiated direct investments in issuers where its analysis indicates a need for additional capital. It will also seek opportunities to purchase outstanding securities on favorable terms from holders who have a desire but limited ability to monetize their holdings.

Market Opportunity

          We will invest principally in MLPs and Midstream Energy Companies. Kayne Anderson believes that this strategy offers an opportunity for attractive risk-adjusted returns, based on several characteristics of MLPs, including the following:

•	MLPs provide steady distributions with attractive growth profiles. From [ ], 199[ ] through [ ], 2004, the MLP sector provided an average annual yield of [ %]. Additionally, during that same time period, MLP distributions increased at an average annual rate of [ %]. Currently, MLPs provide an average [ %] yield. Kayne

Anderson believes that current market conditions are conducive for continued growth in distributions.

•	MLPs operate strategically important assets that typically generate stable cash flows. MLPs operate in businesses that are necessary for providing consumers with access to energy resources. Kayne Anderson believes that due to the fee-based nature and long-term importance of their midstream energy assets, MLPs typically generate stable cash flows throughout economic cycles. Additionally, certain businesses operated by MLPs are regulated by federal and state authorities that ensure that rates charged are fair and just. In most cases, such regulation provides for highly predictable cash flows.

•	The midstream energy sector has high barriers to entry. Due to the high cost of constructing midstream energy assets and the difficulty of developing the expertise necessary to comply with the regulations governing the operation of such assets, the barriers to enter the sector are high. Therefore, currently existing MLPs with large asset bases and significant operations enjoy a competitive advantage over other entities seeking to enter the sector.

•	Due to a lack of broad institutional following and limited retail focus, the MLP market experiences inefficiencies which can be exploited by a knowledgeable investor. There are adverse consequences of MLP ownership for many institutional investors, including the generation of non-qualifying income for regulated investment companies (see “Comparison with Direct Investments in MLPs”). Further, because MLPs generate UBTI, they are typically not held by tax-exempt investors such as pension plans, endowments, employee benefit plans, or individual retirement accounts. Also, income and gains from MLPs are subject to FIRPTA, limiting the investment by non-U.S. investors in the sector. As a result, MLPs are held predominantly by taxable U.S. retail investors. Further, due to the limited public market float for MLP common units and tax-reporting burdens and complexities associated with MLP investments, MLPs appeal only to a segment of such retail investors. Due to this limited, retail-oriented focus, the market for MLPs can experience inefficiencies which can be exploited by a knowledgeable investor.

          Kayne Anderson believes that the attractive characteristics of MLPs are further supported by the positive dynamics currently affecting the midstream energy sector, including the following:

•	MLPs are well-positioned to capitalize on the ongoing divestitures of midstream energy assets. As major oil and gas companies continue to focus on international opportunities and core exploration and production activities, such companies continue to sell many of their North American midstream energy assets. Additionally, certain utilities and energy merchants are selling their midstream energy assets, in part to improve their credit profiles. MLPs, as tax pass-through entities, have cost of capital advantages over corporate purchasers. As a result, MLPs have been active acquirors of midstream energy assets over the last several years. Kayne Anderson believes this large pool of midstream energy assets should provide MLPs with significant acquisition opportunities to augment their internal growth prospects.

•	MLPs have high operating leverage which allows them to benefit disproportionately from a growing economy. As the overall economy expands, energy consumption increases, driving increased demand and in certain cases, rates for assets owned by MLPs. Because MLPs benefit from significant economies of scale and can expand at relatively low cost levels, small increases in energy demand can result in significant growth in their distributable cash flows. Kayne Anderson believes this internal growth is an important component of MLPs’ ability to increase distributions.

Comparison with Direct Investments in MLPs

          We are intended to be an efficient vehicle for investing in a portfolio comprised principally of MLP equity securities. We believe that an investor in our common stock will benefit from our investment adviser’s investment experience, market knowledge and relationships, as well as a number of portfolio and tax features that would not be available if such investor were to invest directly in MLPs, including some or all of the following:

•	We provide, through a single investment vehicle, an investment in a diverse portfolio of securities issued by MLPs and Midstream Energy Companies.

•	We intend to invest up to 50% of our total assets in private investments in MLPs. We believe that we can make private purchases of securities at discounts or with other beneficial terms. Such investment opportunities are typically only available to a limited number of knowledgeable investors with a large amount of capital available for investment in any particular security or issuer.

•	Our common stockholders will receive a single tax reporting statement (on Form 1099) and will only be required to file income tax returns in states in which they would ordinarily file. In contrast, a person who invests directly in MLPs receives a statement of partnership items (on Schedule K-1) from each MLP owned and may be required to file income tax returns in each state in which such MLPs generate income.

•	Our common stock dividends will be treated as qualifying income for regulated investment companies (including mutual funds) that own our common stock, whereas the income from MLPs is not currently treated as qualifying income for regulated investment companies. Subject to certain holding period requirements, corporate investors in our common stock generally will be entitled to dividends-received deduction treatment on our dividends.

•	Our common stock dividends will generally be excluded from treatment as UBTI (unless our common stock is debt-financed by our common stockholders). Accordingly, tax-exempt investors, including pension plans, employee benefit plans and individual retirement accounts, will not have UBTI upon receipt of dividends from us, whereas a tax-exempt limited partner’s allocable share of income of an MLP is generally treated as UBTI.

          Conversely, unlike MLPs, we will be obligated to pay federal and state tax with respect to our income, thereby subjecting our income to a double layer of taxation upon dividends to our taxpaying common stockholders. However, the types of MLPs in which we intend to invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners, due to a variety of factors, including significant non-cash deductions, such as accelerated depreciation. If the cash distributions exceed the taxable income reported in a particular tax year, such excess cash distributions would not be taxed as income to us in that tax year but rather would be treated as a tax-free return of capital to the extent of our basis, and our basis in our MLP units would be decreased by the amount of such excess, which would potentially increase our taxable gain upon any sale of our MLP units. See “Tax Matters.” Like other investment companies, our common stockholders will bear our operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.

Description of MLPs and Midstream Energy Companies

          Master Limited Partnerships. MLPs are limited partnerships, the partnership units of which are listed and traded on a U.S. securities exchange. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

          MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

          MLPs in which we will invest are currently classified by us as midstream MLPs, propane MLPs and coal MLPs.

•	Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

          Midstream Energy Companies. A Midstream Energy Company is an MLP affiliate or other non-MLP energy company operating midstream energy assets. “Midstream energy assets” refers to assets used in the process of gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. Midstream Energy Companies are generally formed as corporations but may be formed as limited liability companies or under other legal structures. MLP affiliates include MLP sponsors which typically own general partner interests and, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

          Our portfolio will be composed principally of the following investments. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our statement of additional information.

          Equity Securities of MLPs. The table below summarizes the features of equity securities of MLPs, including common units, subordinated units, I-Shares and general partner interests, and a further discussion of these securities follows:

		Subordinated		General Partner
	Common Units	Units	I-Shares	Interests

VOTING RIGHTS	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights	Typically Board participation; votes on MLP operating strategy and direction

DISTRIBUTION PRIORITY	First right to minimum quarterly distribution (“MQD”) specified in partnership agreement; arrearage rights	Second right to MQD; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares	Same as common units; entitled to incentive distribution rights

DISTRIBUTION RATE	Minimum asset in partnership agreement; participate pro rata with subordinated after MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units	Participate pro rata partly with common units and partly with subordinated units up to MQD; entitled to incentive distribution at target levels above MQD

TRADING	Listed on NYSE, AMEX and NASDAQ	Typically not publicly traded	Listed on NYSE	Not publicly traded; can be owned by publicly traded entity

TAXES	Ordinary income to the extent of taxable income allocated to holder; tax-free return of capital thereafter to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced	Ordinary income to extent that (1) taxable income is allocated to holder (including all incentive distributions) and (2) tax depreciation is insufficient to cover fair market value depreciation owed to limited partners

INVESTORS	Primarily retail	Founders and sponsoring parent entities	Primarily institutional	Founders and sponsoring parent entities

LIQUIDATION PRIORITY	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)	After payment of required amounts to limited partners

CONVERSION RIGHTS	Not applicable	One-to-one ratio into common units	None	None

          MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

          MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as us. We expect to purchase subordinated units directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

          I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange.

          General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

          Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions. We intend to invest in securities of MLP affiliates as part of our investment in Midstream Energy Companies. MLP affiliates include MLP sponsors which typically own general partner interests and, in some cases, subordinated units, registered or unregistered common units or other limited partner interests in an MLP.

          Securities of Private Companies. Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

          Debt Securities. The debt securities in which we may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or B3 by Moody’s Investors Service, Inc. or a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

          Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of managing securities of this type. Kayne Anderson will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

          Temporary Defensive Position. During periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

Investment Practices

          Hedging and Other Risk Management Transactions. We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate, market and issuer risks.

          We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these transactions (e.g., derivatives, swaps, caps, floors or collars or credit transactions and credit default swaps) as a hedging technique to seek to manage our effective interest rate exposure, including the effective yield paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio.

          These transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.

          See “Risk Factors — Derivatives Risk” in the prospectus and “Investment Policies” in our statement of additional information for a more complete discussion of these transactions and their risks.

          Portfolio Turnover. Our annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover may result in our recognition of gains that will increase our tax liability and thereby lower our after-tax dividends. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our dividends being treated as taxable for federal income tax purposes. See “Tax Matters.”

USE OF FINANCIAL LEVERAGE

          We generally will seek to enhance our total returns through the use of financial leverage, which may include the use or issuance of Leverage Instruments in an aggregate amount of up to 30% of our total assets after such use or issuance. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. The Leverage Instruments would have complete priority upon distribution of assets over common stock. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. We expect to invest the net proceeds derived from any use or issuance of Leverage Instruments according to the investment objective and policies described in this prospectus. If shares of preferred stock are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for preferred stock dividends could be as short as one day or as long as a year or more. So long as our portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument after taking our related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. We do not presently intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with our investment objective.

          Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the dividends paid by us on our common stock. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to us), our total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, Kayne Anderson in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return. Under normal market conditions, we anticipate that we will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to us), which would enhance returns to our common stockholders. The fees paid to Kayne Anderson will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we are utilizing financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not utilize a leveraged capital structure. Consequently, we and Kayne Anderson may have differing interests in determining whether to leverage our assets. The Board of Directors will monitor this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Leverage Risk.”

          The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, we, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33 1/3% of our total assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by us.

          The rights of our lenders to receive interest on and repayment of principal of any such borrowings will be senior to those of our common stockholders, and the terms of any such borrowings may contain provisions which limit certain of our activities, including the payment of dividends to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that we elect to be treated as a regulated investment company, such provisions would impair our status as a regulated investment company under the Internal Revenue Code. Subject to our ability to liquidate our relatively illiquid portfolio, we intend to repay the borrowings. Any borrowing will likely be ranked senior or equal to all of our other existing and future borrowings.

          Certain types of borrowings may result in us being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Kayne Anderson from managing our portfolio in accordance with our investment objective and policies.

          Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of our total assets). In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, the value of our total assets is at least 200% of such liquidation value. If we issue preferred stock, we intend, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends and other distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our Directors will be elected by the holders of preferred stock as a class. Our remaining Directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our Directors.

          We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Kayne Anderson Midstream Investment Company — Our Portfolio — Temporary Defensive Position.”

Effects of Leverage

          Assuming that the Leverage Instruments will represent approximately 30% of our total assets and we will pay dividends or interest on such Leverage Instruments at an annual combined average rate of [                    ]%, the income generated by our portfolio (net of our estimated related expenses) must exceed [                    ]% in order to cover such payments. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

          The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.”

          The table further reflects the issuance of Leverage Instruments representing [                    ]% of our total assets, net of expenses, and our currently projected annual Leverage Instrument rate of [                    ]%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%
Common Stock Total Return	( )%	( )%	(	)%

          Common stock total return is composed of two elements: common stock dividends paid by us (the amount of which is largely determined by our net investment income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

Directors and Officers

          Our business and affairs will be managed under the direction of our Board of Directors, including supervision of the duties performed by Kayne Anderson. The Board of Directors currently consists of      Directors,      of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent Directors. The Board of Directors elects our officers, who will serve at the discretion of the Board of Directors.

          The names and business addresses of our Directors and officers and their principal occupations and other affiliations during the past five years are set forth below.

          [table]

          Under our Charter, our Directors are divided into three classes. Each class of Directors will hold office for a three year term. However, the initial directors of the three classes have initial terms of one, two and three years, respectively, and until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our statement of additional information.

Investment Adviser

          Kayne Anderson is our investment adviser. Kayne Anderson is also responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. Kayne Anderson is a California limited partnership and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984. It has invested in MLPs since 1998.

          Kayne Anderson’s management of our portfolio will be led by three of its senior managing directors, J.C. Frey, David Fleischer and Kevin McCarthy. We will also draw on the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber and Stephen Smith.

          J.C. Frey is a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

          David Fleischer is a Senior Managing Director of Kayne Anderson, providing analytical support in the areas of MLPs and Midstream Energy Company investments. Mr. Fleischer joined Kayne Anderson from Goldman, Sachs & Co. in January 2004. As a former managing director of Goldman Sachs, Mr. Fleischer served on its Investment Policy and Stock Selection Committees for 10 years and was the business unit leader for the firm’s energy research. He was responsible for investment research of MLPs, natural gas companies and gas utilities. During that time period, Mr. Fleischer was consistently ranked as one of Wall Street’s top natural gas analysts by Institutional Investor magazine. Mr. Fleischer was an analyst with Prudential Securities, Sanford C. Bernstein & Co. and Morgan Guaranty Trust Company between 1976 and 1992. He graduated from the University of Pennsylvania with a BA degree in

Economics in 1970 and an MBA degree in Finance in 1976. Mr. Fleischer was a commissioned officer in the U.S. Navy from 1970 to 1974, where he attained the rank of Lieutenant Commander. He is a Chartered Financial Analyst.

          Kevin McCarthy will serve as our Chief Executive Officer. He is also a Senior Managing Director of Kayne Anderson. Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was most recently global head of energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

          Richard A. Kayne is Chief Executive Officer of Kayne Anderson, its affiliated investment adviser, Kayne Anderson Rudnick Investment Management, LLC, and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1988, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management.

          Robert V. Sinnott is Principal and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP. Prior to joining Kayne Anderson, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division from 1986 to 1992, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.

          Richard J. Farber is a Principal and Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the MLP area. Prior to joining Kayne Anderson, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group from 1990 to 1994, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.

          Stephen Smith is a Managing Director of Kayne Anderson. Mr. Smith provides analytical support in the MLP area and is responsible for client relations. Prior to joining Kayne Anderson in 2002, Mr. Smith was an Associate with Goldman, Sachs, Inc.’s Telecommunications, Media and Entertainment investment banking group. In 1999, he was an associate in corporate finance with Salomon Smith Barney. Mr. Smith was an analyst with Kayne Anderson from 1997 to 1998. He received a BBA degree in Marketing and Finance from the University of Texas at Austin in 1993 and an MBA degree in Finance from UCLA’s Anderson School of Management.

          Kayne Anderson’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.

Investment Management Agreement

          Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and Kayne Anderson, we have agreed to pay Kayne Anderson a management fee, computed annually at an annual rate of 1.75% of our total assets. The fee may be adjusted upward or downward (by up to 1.00% of our total assets), depending on whether and to what extent our investment performance for the relevant performance period exceeds our “Benchmark” over the same period. Our Benchmark is the total return (capital appreciation and dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points. Our Benchmark for the 12-month period ending on May 31, 2004 was 18.84%.

          The performance period initially used for calculating any performance adjustment to the management fee will begin with the commencement of our operations through the end of our first fiscal year (October 31, 2004). Thus, the first performance period will be approximately                     months. Subsequent performance periods will be based on a full fiscal year. For example, as of the beginning of our first full fiscal year, the performance period used for calculating any performance adjustment to the basic fee will begin with November 1, 2004 and run through the end of our fiscal year on October 31, 2005.

          Each 0.01% of difference of our performance compared to the performance of the Benchmark is multiplied by a performance adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). Thus, an annual excess performance difference of 5.00% or more between our performance and the Benchmark would result in an annual maximum performance adjustment of 1.00%. This formula requires that our performance exceed the performance of the Benchmark before any upward adjustment is made to the management fee. If our performance is below the performance of the Benchmark, the management fee would be adjusted downward.

          Here are examples of how the adjustment would work (using annual rates):

	Benchmark
	(Standard & Poor’s	Averaged
Performance of Our	400 Utilities Index	Management	Fee		Total
Portfolio(1)	plus 600 bps)	Fee	Adjustment		Advisory Fee

18.00%	12.00%	1.75%	1.00%		2.75%
15.00%	12.00%	1.75%	0.60%		2.35%
10.00%	10.00%	1.75%	0.00%		1.75%
7.00%	10.00%	1.75%	(0.60%	)	1.15%
4.00%	10.00%	1.75%	(1.00%	)	0.75%

(1)	Our performance for a given period is calculated as a fraction, the numerator of which is the sum of (X) our net asset value at the end of the period minus our net asset value at the beginning of the period, and (Y) taxes paid during or accrued (on a net basis) for the period, and minimum management fees paid and accruals for any performance adjustment to the minimum management fee for the period, and the denominator of which is (Z) our net asset value at the beginning of the period.

          For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by us are treated as if those distributions were reinvested in shares of our common stock at the net asset value per share as of the record date for payment. The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period.

          Because the performance adjustment is based on a comparison of our performance with the record of the Benchmark, the controlling factor (regarding such adjustment) is not whether our performance is up or down, but whether it is up or down more or less than the performance record of the Benchmark. Moreover, our comparative investment record will be based solely on the relevant performance period without regard to the cumulative performance over a longer period. It is possible for high past performance to result in a management fee payment by us that is higher than current performance would otherwise produce.

          The minimum management fee (at an annual rate of 0.75%) will be paid quarterly. On an annual basis, the balance of the management fee, if any, will be paid to Kayne Anderson, and will be equal to the entire management fee (as calculated after the application of the performance adjustments) less the amounts (of the minimum management fee) previously paid to Kayne Anderson during the period. The management fee will be prorated during the period from the commencement of our operations through the end of our first fiscal year (October 31, 2004).

          For purposes of calculation of the management fee, our “total assets” means our average monthly gross asset value (which includes assets attributable to our use of any Leverage Instruments), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by us and the liquidation preference of any outstanding preferred stock and accrued taxes).

          In addition to Kayne Anderson’s management fee, we pay all other costs and expenses of our operations, including compensation of our Directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

          Because Kayne Anderson’s fee is based upon a percentage of our total assets, Kayne Anderson’s fee is likely to be higher if we employ leverage. In this regard, if we use leverage in the amount equal to 30% of our total assets (after their issuance), the average of the lowest and highest fee rates payable to Kayne Anderson would be 2.50% of net assets attributable to common stock. See “Fees and Expenses.”

NET ASSET VALUE

          We will determine our net asset value as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and will make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

          We expect to hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which reliable market quotations are not readily available, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process will be used for such securities:

•	Investment Team Valuation. The applicable investments will initially be valued by Kayne Anderson’s investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management of Kayne Anderson;

•	Valuation Committee Determination. The Valuation Committee, a committee of our Board of Directors, will generally meet on a monthly basis to consider the valuations provided by Kayne Anderson and set valuations for the applicable securities. The Valuation Committee will then determine the fair value of the applicable portfolio investments in good faith. The Valuation Committee’s valuations will stand for the intervening period of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors or the Committee itself. All valuation determinations of the Valuation Committee will be subject to ratification by the Board at its next regular meeting.

•	Independent Valuation Firm. In addition, no less than quarterly, an independent valuation firm engaged by the Board of Directors will review the valuations for these securities. The Board of Directors or the Valuation Committee will consider the report provided by the independent valuation firm in determining the valuations for these securities.

          We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

          For publicly traded securities with a readily available market price, the valuation will be as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ will be valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange will be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

          Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, will be valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days will be valued by us on an amortized cost basis.

          Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

DIVIDEND REINVESTMENT PLAN

          If your common stock is registered directly with us or if you hold your common stock with a brokerage firm that participates in our Dividend Reinvestment Plan, unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Agent, [Plan Agent Name], in additional common stock under the Dividend Reinvestment Plan (the “Plan”). If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by [Plan Agent Name], as dividend paying agent.

          If you decide to participate in the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.

(2) If our common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the [ ] Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for our common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by us. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

          You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as we and the Plan Agent may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

          The Plan Agent maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

          There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

          Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See “Tax Matters.”

          If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

          There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. We also reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from                     , [address].

DESCRIPTION OF CAPITAL STOCK

          The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

          Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We intend to apply to list our common stock on the [          ] Stock Exchange under the symbol “KYN”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

          Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

          All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

          Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued. We may elect to issue preferred stock as part of our leverage strategy. See “Description of Preferred Stock” in our statement of additional information.

          Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

          Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid. See “Description of Preferred Stock” in our statement of additional information.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

          The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

          Classified Board of Directors. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

          Election of Directors. Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

          Number of Directors; Vacancies; Removal. Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than four nor more than fifteen. Our Charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

          Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

          Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

          Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

          Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

          Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

OUR STRUCTURE; COMMON STOCK REPURCHASES

AND CHANGE IN OUR STRUCTURE

Closed-End Structure

          Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

          Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at discounts from their net asset values, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with this initial offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

          In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with Kayne Anderson, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase our expenses and reduce our net income.

          There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

          Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

          We may be converted to an open-end investment company at any time (1) if approved by the Board of Directors, by the stockholders entitled to cast at least 80 percent of all the votes entitled to be cast on the matter or (2) if approved by the Board of Directors and also approved by a vote of 80% of the Continuing Directors (as defined in the Charter), by the stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the                     . Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

          The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

          This section and the discussion in our statement of additional information summarize the material U.S. federal income tax consequences of owning our shares for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation

          We will be treated as a corporation for federal income tax purposes. Thus, we will be obligated to pay federal income tax on our taxable income. We will also be obligated to pay state income tax on our taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We intend to invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we will have to report our allocable share of the MLP’s taxable income in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we intend to invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 35%. We may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax. We will accrue deferred tax liabilities associated with unrealized capital gains on our investments.

          As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

          In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

          We will not currently elect to be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Thus, the regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Stockholders

          Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Our distributions of our distributable cash flow (see “Dividends”) will be treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

          Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income. Thus, we anticipate that only a portion of distributions of distributable cash flow will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income. To the extent that distributions to a stockholder exceed our earnings and profits, a stockholder’s basis in our common stock will be reduced and, if a stockholder has no further basis in our shares, a stockholder will report any excess as capital gain.

          The Jobs and Growth Tax Relief Reconciliation Act of 2003 amended the federal income tax law generally to reduce the maximum federal income tax rate of qualified dividend income to the rate applicable to long-term capital gains, which is generally 15%, provided a holding period requirement and certain other requirements are met. The portion of our distributions of distributable cash flow treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008 and the 15% federal income tax rate for long-term capital gain is schedule to revert to 20% for such taxable years.

          If a stockholder participates in our automatic dividend plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock.

Investment by Tax-Exempt Investors and Regulated Investment Companies

          Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

          For federal income tax purposes, a regulated investment company, or “mutual fund,” is currently required to derive 90% or more of its gross income from interest, dividends and gains from the sale of stocks or securities or foreign currency or specified related sources. As stated above, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Instead, the owner will simply report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, ownership of our common stock will only result in income that is qualifying income for a mutual fund. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% test applicable to mutual funds. Finally, our common stock will constitute qualifying assets to mutual funds, which generally must own at least 50% in qualifying assets at the end of each quarter.

Sale of Our Common Stock

          Upon sale of our common stock, the selling stockholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the stockholder’s federal income tax basis of common stock sold, which may be less than the price paid for our common stock as a result of distributions in excess of our earnings and profits (i.e., return(s) of capital). Generally, such capital gain or loss will be long-term capital gain or loss if such common stock were held as a capital asset for more than one year.

Backup Withholding and Information Reporting

          Backup withholding of U.S. federal income tax may apply to the distributions on our common stock to be made by us if you fail to timely provide taxpayer identification numbers or if we are so instructed by the Internal Revenue Service (“IRS”). Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

State and Local Taxes

          Our common stock dividends also may be subject to state and local taxes.

          Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

UNDERWRITING

          We intend to offer our common stock through the underwriters.                     and                     are acting as joint book-running managers and representatives of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement by and among us, Kayne Anderson and the underwriters, we have agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from us, the number of shares of our common stock listed opposite their names below.

Number
U. S. Underwriter	of Shares

Total

          The underwriters have agreed to purchase all of our common stock sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

          We and Kayne Anderson have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

          The underwriters are offering our common stock, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of our common stock, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

          The underwriters have advised us that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $           per share of common stock. The underwriters may allow, and the dealers may reallow, a discount not in excess of $           per share of common stock to other dealers. There is a sales charge or underwriting discount of $           per share of common stock, which is equal to      % of the initial public offering price per share of common stock. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before                     , 2004.

          The following table shows the public offering price, underwriting discount, and offering proceeds, before expenses. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

	Per Share	Without Option	With Option

Public offering price	$	$	$
Underwriting discount	$	$	$
Proceeds, before expenses, to us	$	$	$

          We will pay the expenses of the offering, estimated to be $          , excluding the underwriting discount. The underwriters have agreed to pay us $          , of these expenses.

Over-allotment Option

          We have granted the underwriters an option to purchase up to                     additional shares of our common stock at the public offering price less the underwriting discount. The underwriters may exercise

the option from time to time for           days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

          We have agreed not to offer or sell any additional common stock, other than as contemplated by this prospectus, for a period of  days after the date of the purchase agreement without the prior written consent of the representatives.

Price Stabilization, Short Positions and Penalty Bids

          Until the distribution of our common stock is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing our common stock. However, the representative may engage in transactions that stabilize the price of our common stock, such as bids or purchases to peg, fix or maintain that price.

          If the underwriters create a short position in our common stock in connection with the offering, i.e., if they sell more shares of common stock than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of our common stock to stabilize its price or to reduce a short position may cause the price of our common stock to be higher than it might be in the absence of such purchases.

          The representatives also may impose a penalty bid on underwriters and selling group members. This means that if the representatives purchase shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

          Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither we nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

                    Stock Exchange Listing

          Prior to this offering, there has been no public market for the shares. We intend to apply to list our common stock on the                     under the symbol “KYN”, subject to official notice of issuance. In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares of common stock to a minimum of 2,000 beneficial owners. Prior to this offering, there has been no public market for our common stock or any other securities issued by us. Consequently, the offering price for our common stock was determined by negotiation among us, Kayne Anderson and the representatives.

          We anticipate that the representatives and the other underwriters may from time to time act as brokers in connection with the execution of our portfolio transactions, and after they have ceased to be underwriters, we anticipate that underwriters may from time to time act as dealers in connection with the execution of portfolio transactions.

          The respective addresses of the representatives are:                    .

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

          The custodian of our assets is  (“Custodian”), [address]. Our transfer, stockholder services and dividend paying agent is                     , [address]. Pursuant to an Administration and Accounting Services Agreement,                     also provides certain administrative and accounting services to us, including maintaining our books of account, records of our securities transactions, and certain other books and records; acting as liaison with our independent public accountant providing such accountant with various audit-related information with respect to us; and providing other continuous accounting and administrative services. As compensation for these services, we have agreed to pay                     an annual fee, calculated and payable on a monthly basis, of [           ]% of our average net assets.

LEGAL OPINIONS

          Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the Underwriters by                     . Paul, Hastings, Janofsky & Walker LLP and                     may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVE	1
INVESTMENT POLICIES	1
OUR INVESTMENTS	3
MANAGEMENT	12
INVESTMENT ADVISER	14
CODE OF ETHICS	14
PROXY VOTING PROCEDURES	15
PORTFOLIO TRANSACTIONS AND BROKERAGE	15
DESCRIPTION OF PREFERRED STOCK	16
BORROWINGS	17
REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND	18
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	19
VALUATION	20
TAX MATTERS	21
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	25
EXPERTS	27
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT	27
INDEPENDENT AUDITORS	27
REGISTRATION STATEMENT	27
REPORT OF INDEPENDENT AUDITORS	28
FINANCIAL STATEMENTS	29
APPENDIX A — DESCRIPTION OF SECURITIES RATINGS	A-1

         Through and including                     , 2004 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                Shares

Kayne Anderson Midstream Investment Company

Common Stock

PROSPECTUS

                    , 2004

PART B
STATEMENT OF ADDITIONAL INFORMATION OF
REGISTRANT

          The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This statement of additional information is not an offer to sell these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 14, 2004
KAYNE ANDERSON MIDSTREAM INVESTMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION

          Kayne Anderson Midstream Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a newly organized, non-diversified closed-end management investment company.

          This statement of additional information relating to our common stock is not a prospectus, but should be read in conjunction with our prospectus relating thereto dated                    , 2004. This statement of additional information does not include all information that a prospective investor should consider before purchasing our common stock. Investors should obtain and read our prospectus prior to purchasing such common stock. A copy of our prospectus may be obtained from us without charge by calling                                        or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

          This statement of additional information is dated                                        , 2004.

-i-

INVESTMENT OBJECTIVE

          Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related master limited partnerships (“MLPs”), as well as MLP affiliates and non-MLP companies operating midstream energy assets (such MLP affiliates and non-MLP companies are referred to collectively in this statement of additional information as “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the process of gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

          Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

          Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common stock:

          (1)     Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

          (2)     Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

          (3)     Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors – Leverage Risk” in the Prospectus.

          (4)     Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

          (5)     Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

          The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and Midstream Energy Companies.

•	We intend to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include MLP common units, MLP subordinated units, preferred units, convertible units, general partner interests and securities of other public and private Midstream Energy Companies.

•	We may issue or use Leverage Instruments in an aggregate amount up to 30% of our total assets inclusive of such Leverage Instruments.

•	We may invest up to 20% of our total assets in debt securities of MLPs and Midstream Energy Companies. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

          Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

          For purposes of the temporary investment positions that we take (see “Kayne Anderson Midstream Investment Company – Our Portfolio – Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

          (1)     U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

          (2)     Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

          (3)     Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

          (4)     Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

          (5)     Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

          (6)     Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

          (7)     Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

ADDITIONAL INFORMATION ABOUT OUR INVESTMENTS

          Some Midstream Energy Companies operate as “public utilities” or “local distribution companies,” and are therefore subject to rate regulation by state or federal utility commissions. However, Midstream Energy Companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most MLPs and Midstream Energy Companies with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission (“FERC”) or various state regulatory agencies.

          MLPs and Midstream Energy Companies typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions.

          MLPs and Midstream Energy Companies operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

          MLPs and Midstream Energy Companies may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

          MLPs and Midstream Energy Companies are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Additional Information About MLPs

          An MLP is structured as a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax at the entity level.

          An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, the investor becomes a limited partner.

          MLPs are formed in several ways. A nontraded partnership may decide to offer its securities to the public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets’ full value on the marketplace by selling the assets and use the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

          The sponsor or general partner of MLPs, Midstream Energy Companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

          In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

          As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

          Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

          When the units are sold, the differences between the sales price and the investor’s adjusted basis equals taxable gain. The limited partner will not be taxed on distributions until (1) the limited partner sells the MLP units and pays tax on the gain, which gain is increased due to the basis decrease due to prior distributions; or (2) the limited partner’s basis reaches zero.

          For a further discussion and a description of MLP-related tax matters, see “Tax Matters.”

Below Investment Grade and Unrated Debt Securities

          The below investment grade debt securities in which we invest are rated from B3 to Bal by Moody’s, from B- to BB+ by S&P’s, are comparably rated by another rating agency.

          Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, your investment in our common stock is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

          Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade or unrated debt issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Midstream Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

          The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

          We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

          See Appendix A to this statement of additional information for a description of Moody’s and S&P’s ratings.

Thinly-Traded Securities

          We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs and common stock of energy companies trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Margin Borrowing

          We may in the future use margin borrowing of up to 30% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Hedging and Interest Rate Transactions

          General Description of Hedging Strategies. We may, but are not required to, enter into various hedging and risk management transactions in order to

•	protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio,

•	protect the value of our portfolio,

•	facilitate the sale of certain securities for investment purposes, or

•	manage our effective interest rate exposure, including the effective yield paid on any financial leverage we issue.

          Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.

          Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.

          Options on Securities and Securities Indices. We may purchase and write (sell) call and put options on any securities and securities indices. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.

          All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

          We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.

          We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.

          Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

          The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

          There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. We are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

          Equity Swaps and Interest Rate or Commodity Swaps, Collars, Caps and Floors. For hedging purposes, we may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

          Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

          Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.

          A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.

          Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap.

          Credit Default Swap Agreements. We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

          Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

          If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.

          We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

          Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

          Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

          Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

          Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

          Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable us.

          Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

          Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

          At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

          We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

          As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser (as defined below), present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser (as defined below) will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

          We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT

Directors and Officers

     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The Directors set broad policies for us and choose our officers. The following is a list of our Directors and officers and a statement of their present positions and principal occupations during the past five years, with our Director who is an “interested person” (as such term is defined in the 1940 Act) identified as such.

Portfolios in
		Term of	Fund
	Positions	Office /	Complex	Other
	Held with	Length of	Overseen by	Directorships
Name, Age and Address (1)	Us	Time Served	Director	Held
DIRECTORS (2):
(3)
OFFICERS:

Principal Occupation During Past Five Years:

(1)	The mailing address of our officers and Directors, unless otherwise noted, is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

(2)	is deemed to be our “interested person” as such term is defined in the 1940 Act, due to his position as of Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson” or “Adviser”), our investment adviser.

(3)	“Independent Directors” are those directors which are not our “interested persons,” as such term is defined in the 1940 Act.

     Our Board of Directors has four standing committees, the Executive Committee, the Nominating Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets as needed between regular Board of Director meetings, is authorized to exercise all powers of and to act in the place of the Board of Directors to the extent permitted by applicable law. The members of the Executive Committee shall also serve as a special committee of the Board of Directors known as the Pricing Committee which is, subject to applicable law, authorized to exercise all of the powers and authority of the Board of Directors in respect of the issuance and sale, through an underwritten public offering, of our common stock and all other such matters relating to such financing, including determining the price at which such stock is to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs.          and          are members of the Executive Committee. The Nominating Committee is responsible for appointing and nominating [independent] persons to our Board of Directors. Messrs.          and          are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to at our address, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and the outside counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Messrs.           ,            and      are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs.           ,          ,            and      serve on the Audit Committee. Because we are newly organized, none of the committees have met during our last fiscal year.

     None of our Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Kayne Anderson or its affiliates.

     The Directors and officers who are “interested persons” as designated above serve without any compensation from us. Each of our Independent Directors receives a $         annual retainer for serving as a Director. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board. The following table sets forth estimated compensation to be paid by us during our first full fiscal year to the Independent Directors. We have no retirement or pension plans.

Director	Estimated Aggregate Compensation From Us	Estimated Total Compensation From Us and Fund Complex(1)

(1)	The Independent Directors do not oversee any other investment companies managed by our Adviser.

     We have no employees. Our officers are compensated by our Adviser. Our stockholders will elect Directors at the next annual meeting of stockholders.

     The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of December 31, 2003:

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Our Equity	Investment Companies Overseen by
Director	Securities Owned by Director (1)	Director in Fund Complex (2)
	None	None

	None	None

	None	None

	None	None

	None	None

(1)	The Directors did not own any of our equity as of December 31, 2003 because we had not yet begun operations.

(2)	The Independent Directors do not oversee any other investment companies managed by our Adviser.

     As of June 1, 2004 Independent Directors and their immediate family members did not own beneficially or of record any class of securities of an our Adviser or principal underwriter or any person directly or indirectly controlling, controlled by, or under common control with our Adviser or principal underwriter.

     As of          ,          owned both beneficially and of record all of our common stock.

INVESTMENT ADVISER

     Kayne Anderson, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, our investment adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions.

     Kayne Anderson will act as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect for us from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement will provide that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we will pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

     In addition to the Adviser’s fee, we will pay all other costs and expenses of our operations, including compensation of our Directors (other than those affiliated with our Adviser), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, sub-licensing fee, expenses of independent auditors, expenses of repurchasing stock, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of dividends to investors.

     On          , our Directors met with members of the Adviser to consider, among other things, the possible approval of the Investment Management Agreement between us and our Adviser.

CODE OF ETHICS

     We and the Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of the Adviser will be governed by the applicable code of ethics.

     The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on our behalf. Similarly, with respect to our portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

     We and the Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at          , or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or submitting an e-mail request at publicinfo@sec.gov.

PROXY VOTING PROCEDURES

     Our Board of Directors has delegated the authority to develop policies and procedures relating to proxy voting to the Adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the oversight of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by our Board, the Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

     Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.

     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

DESCRIPTION OF PREFERRED STOCK

     Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued.

     Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

     We may elect to issue preferred stock as part of our leverage strategy. The Board of Directors also reserves the right to issue preferred stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding shares of preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We cannot assure you, however, that any preferred stock will be issued. Although the terms of any preferred stock, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law, the Charter and any Articles Supplementary creating the preferred stock, it is likely that the preferred stock will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic re-determination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. We also believe that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up by us, the holders of preferred stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by us.

     Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in the Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this registration statement and except as otherwise required by applicable law, holders of preferred stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of our common stock as a single class.

     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Stock by us. The terms of any preferred stock issued are expected to provide that (1) they are redeemable by us in whole or in part at the original purchase price per share plus accrued dividends per share, (2) we may tender for or purchase preferred stock and (3) we may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred stock by we will reduce the leverage applicable to our common stock, while any resale of shares by we will increase that leverage.

     The discussion above describes the possible offering of preferred stock by us. If the Board of Directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and our Charter and Bylaws. The Board of Directors, without the approval of the holders of our common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

BORROWINGS

     The Maryland General Corporation Law authorizes us, without prior approval of our stockholders, to borrow money. In this connection, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) (“Borrowings”) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such borrowing, we may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     Limitations on Borrowings. Under the requirements of the 1940 Act, we, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by us. Certain types of Borrowings may result in our being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, we may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by us. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of our lenders to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common stockholders, and the terms of any such Borrowings may contain provisions which limit certain activities, including the payment of dividends to common stockholders in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to our preferred stockholders certain voting rights in the event the asset coverage falls below specified levels. In the event that we elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) and such provisions would impair our status as a regulated investment company, we, subject to our ability to liquidate our portfolio, intend to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings by us.

     The discussion above describes our Board’s present intention with respect to an offering of Borrowings. If authorized by the Board, the terms of any Borrowings may be the same as, or different from, the terms described above.

REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

     We are a closed-end investment company and as such our common stockholders will not have the right to cause us to redeem their stock. Instead, our common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value (“NAV”), call protection, price, dividend stability, relative demand for and supply of such stock in the market, general market and economic conditions and other factors. Because stock of a closed-end investment company may frequently trade at prices lower than NAV, the directors, in consultation with the our Adviser and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such stock in the open market or in private transactions, the making of a tender offer for such stock, or our conversion to an open-end investment company. There can be no assurance, however, that the directors will decide to take any of these actions, or that stock repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the directors may, subject to their duties under applicable law and compliance with applicable state and federal laws, authorize the commencement of a stock-repurchase program or tender offer. The size and timing of any such stock repurchase program or tender offer will be determined by the directors in light of the market discount of the common stock, trading volume of the common stock, information presented to the directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. Before deciding whether to take any action if our common stock trades below NAV, the directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the our portfolio, the impact of any action that might be taken on us or our stockholders and market considerations. Based on these considerations, even if our common stock should trade at a discount, the directors may determine that, in our best interests, no action should be taken.

     Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its stock must be at a price equal to the NAV of such stock on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by us will be borne by us and will not reduce the stated consideration to be paid to tendering stockholders.

     Subject to our investment limitations, we may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance stock repurchase transactions or our accumulation of cash in anticipation of stock repurchases or tenders will increase our expenses and reduce our net income. Any stock repurchase, tender offer or borrowing that might be approved by the directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from NAV will be made by the directors at the time they consider such issue, it is the directors’ present policy, which may be changed by the directors, not to authorize repurchases of common stock or a tender offer for such stock if (1) such transactions, if consummated, would (a) result in the delisting of the common stock from the          Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) we would not be able to liquidate portfolio securities in an orderly manner and consistent with the our investment objective and policies in order to repurchase stock; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting us, (b) general suspension of or limitation on prices for trading securities on the          Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which we invest, (d) material limitation affecting the us or the issuers of our portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on us or our common stockholders if stock were repurchased. The directors may in the future modify these conditions in light of experience with respect to the our portfolio.

     We may be converted to an open-end investment company at any time (1) if approved by the Board of Directors, by the stockholders entitled to cast at least 80 percent of all the votes entitled to be cast on the matter or (2) if approved by the Board of Directors and also approved by a vote of 80% of the Continuing Directors (as defined in the Charter), by the stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. See our prospectus under “Our Structure; Common Stock Repurchases and Changes in our Structure” for a discussion of voting requirements applicable to our conversion to an open-end company. If we converted to an open-end company, our common stock would no longer be listed on the          Stock Exchange. Any preferred stock or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Stockholders of an open-end investment company may require the company to redeem their stock on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Directors may at any time propose our conversion to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

     Our repurchase of our common stock at prices below NAV will result in an increase in the NAV of the stock that remains outstanding. However, there can be no assurance that stock repurchases or tenders at or below NAV will result in our stock trading at a price equal to its NAV. Nevertheless, the fact that our stock may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

     In addition, our purchase of our common stock will decrease our total assets which would likely have the effect of increasing our expense ratio.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

     Indemnification.  Our Charter also authorizes us, to the maximum extent permitted by Maryland law, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer of us and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her status as our present or former director and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

     Advance of Expenses.  Our Bylaws obligate us, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director or officer of us and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her status as our present or former director or officer and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.

     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

VALUATION

     Our net asset value will be calculated as set forth in “Net Asset Value” in our prospectus. In addition, in fair valuing our investments, consideration will be given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of issuer, based on the Adviser’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; o the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

•	any decline in value over time due to the nature of the assets for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports); and

•	other relevant factors.

     If the Board of Directors or its designee cannot obtain a market value or the Board of Directors or its designee determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board. The Valuation Procedures provide that direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be initially valued at cost. The Valuation Procedures provide that securities that are convertible into publicly traded securities (i.e., subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount equal in amount to the discount negotiated at the time of purchase. A report of any prices determined pursuant to such methodologies will be presented to the Board of Directors or a designated committee thereof for approval no less frequently than quarterly.

     The Valuation Procedures also provide that the Board of Directors or its designee will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of our distributions to our stockholders.

     The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions for MLPs in which we invest will exceed the amount of taxable income allocable to us primarily due to depreciation and amortization recorded by MLPs which generally results in a portion of the cash distribution received to not be recognizable as income for tax purposes. The relative portion of such distributions not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP. The Board of Directors or its designee will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP. The allocation between current and deferred income taxes also impacts the determination of our earnings and profits, as described in Internal Revenue Code Section 312.

TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.

Matters Addressed

     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of shares of our common stock. It does not address all federal income tax consequences that may apply to an investment in our common stock or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of shares of stock. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our common stock, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold common stock as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

Tax Characterization for U.S. Federal Income Tax Purposes

     We will be treated as a corporation for U.S. federal income tax purposes. Thus, we will be subject to U.S. corporate income tax on our taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make dividend payments on our common stock. We will also be obligated to pay state income tax on our taxable income, either because the states follow our federal classification as a corporation or because the states separately impose a tax on us.

     The MLPs in which we intend to invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

     The MLPs in which we intend to invest in are in the energy sector, primarily operating midstream energy assets, therefore, we anticipate that the majority of our items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

     In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by us.

     Although we intend to hold the interests in the MLPs for investment, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our tax basis in an MLP starts with the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for a corporation like us. Thus, we will be subject to federal income tax on our long-term capital gains at ordinary income rates of up to 35%.

     In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

     We will not elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because we intend to invest principally in MLPs, it is not expected that we could meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us or our common stockholders.

Taxation of the Stockholders

     Distributions. Our distributions will be treated as dividends to our common stockholders to the extent of our current and accumulated earnings and profits as determined for federal income tax purposes.

     As discussed in greater detail below, dividends that qualify as “qualified dividend income” are generally taxed to individuals at a maximum 15% rate. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to deduct 70% (or more) of the dividends if certain holding period requirements are met. Common stockholders that are not U.S. persons are generally subject to a 30% withholding tax, unless (i) the common stockholder’s interest is effectively connected to a U.S. trade or business and the common stockholder provides us with a Form W-8ECI signed under penalties of perjury (in which case, the common stockholder will be subject to the normal U.S. graduated rates) or (ii) the common stockholder is eligible for the benefits of a U.S. income tax treaty and provides us with a Form W-8BEN signed under penalties of perjury (in which case, the common stockholder will be subject to the rate of withholding provided for in the relevant treaty).

     If our distribution exceeds our current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common stock is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2008. Corporations are taxed on capital gains at their ordinary graduated rates.

     Because unsevered natural resources are viewed as interests in real property for some purposes of the Internal Revenue Code, depending upon the nature and location of the MLPs’ assets, we could from time to time be classified as a U.S. real property holding company. If we are classified as a U.S. real property holding company, dispositions of interests in us by a non-U.S. common stockholder and distributions in excess of a non-U.S. common stockholder’s basis may be subject to 10% withholding.

     A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs, we anticipate that the distributed cash from the MLPs in our portfolio will exceed our earnings and profits. Thus, we anticipate that only a portion of our distributions will be treated as dividends to our common stockholders for federal income tax purposes.

     Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. Our earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, we may make distributions out of earnings and profits, treated as dividends, in years in which our distributions exceed our taxable income.

     Under current law, the maximum federal income tax rate for individuals on qualified dividend income is generally 15% although such favorable treatment could be repealed by new legislation. The portion of our distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008, with the maximum marginal federal income tax rate being 35% at such time with another increase to 39.6% currently scheduled to be effective after December 31, 2010.

     A common stockholder participating in our automatic dividend reinvestment plan will be taxed upon the reinvested amount as if the dividend were actually received by the participating common stockholder and the participating common stockholder reinvested such amount in additional shares of our common stock.

     We will notify common stockholders annually as to the federal income tax status of our distributions to them.

     Sale of Stock. Upon the sale of common stock, a common stockholder will generally recognize capital gain or loss measured by the difference between the amount received (or deemed received) on the sale and the common stockholder’s tax basis in the common stock sold. As discussed above, such tax basis may be less than the price paid for the common stock as a result of our distributions in excess of our earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common stock were capital assets held for more than one year.

     Because unsevered natural resources are viewed as interests in real property for some purposes of the Internal Revenue Code, depending upon the nature and location of the MLPs’ assets, we could from time to time be classified as a U.S. real property holding company. If we are classified as a U.S. real property holding company, dispositions of interests in us by a non-U.S. common stockholder and distributions in excess of a non-U.S. common stockholder’s basis, may be subject to 10% income tax withholding.

     Information Reporting and Withholding. We will be required to report annually to the IRS, and to each common stockholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common stockholder (other than common stockholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide to us, under penalties of perjury, an IRS Form W-9, Form W-8BEN, Form W-8ECI or an equivalent form containing the common stockholder’s name, address, correct federal taxpayer identification number and a statement that the common stockholder is not subject to backup withholding. Should a non-exempt common stockholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% for taxable years beginning after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Any such withholding will be allowed as a credit against the common stockholder’s federal income tax liability provided the required information is furnished to the IRS.

Tax Consequences of Certain Investments

     Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

     MLPs are often publicly traded. Publicly traded partnerships (“PTPs”) are generally treated as corporations for federal income tax purposes. However, if a PTP satisfies certain income character requirements, the PTP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, a PTP must receive at least 90% of its gross income from certain “qualifying income” sources.

     Qualifying income for most PTPs includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

     The federal tax rules relating to PTPs provide that the “qualifying income” exception to corporate tax treatment does not apply, in general, to any partnership that would be treated as a regulated investment company if the partnership were a corporation. For this reason, PTPs are generally structured to not be treated as regulated investment companies if such partnerships were corporations.

     As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of our interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. Our tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to us. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

     When interests in a partnership are sold, the difference between (i) the sum of the sales price and our share of debt of the partnership that will be allocated to the purchaser and (ii) our adjusted tax basis will be taxable gain or loss, as the case may be.

     We should receive a Schedule K-1 from each MLP, showing our share of each item of MLP income, gain, loss, deductions and expense. We will use that information to calculate our taxable income and our earnings and profits.

     Because we will be taxed as a corporation, we will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. Our common stockholders will be viewed for federal income tax purposes as having income or loss on their investment in our common stock rather than in the underlying MLPs. Common stockholders will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial (“Bloomberg”) and Lipper, that we believe to be generally accurate.

     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

     Past performance is not indicative of future results. At the time stockholders sell their stock, it may be worth more or less than their original investment.

EXPERTS

     Our financial statements          , 2004, appearing in this statement of additional information have been audited by          , independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.          provides accounting and auditing services to us. The principal business address of          is          .

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

              , [ADDRESS], serves as our custodian. As such,          has custody of all of our securities and cash and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by us.          , [ADDRESS], is our transfer, registrar, dividend disbursing agent and stockholder servicing agent and provides certain clerical, bookkeeping, stockholder servicing and administrative services necessary for the operation and maintenance of our stockholder accounts.          also provides certain accounting and administrative services to us pursuant to an Administration and Accounting Services Agreement, including maintaining our books of account, records of our securities transactions, and certain other books and records; acting as liaison with our independent public accountant and providing the accountant with certain accounting information; and providing other continuous accounting and administrative services.

INDEPENDENT AUDITORS

     Our independent auditors,          , [ADDRESS], audit and report on our annual financial statements, and perform other professional accounting, auditing and advisory services when we engage them.

REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including amendments thereto, relating to our stock offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and the stock offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT AUDITORS

[to be provided]

FINANCIAL STATEMENTS

[to be provided]

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Following is a description of the rating categories applicable to debt securities used by Moody’s Investors Service, Inc. and Standard & Poor’s.

Moody’s Investors Service, Inc.

     Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

     Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

KAYNE ANDERSON MIDSTREAM INVESTMENT COMPANY

PART C — Other Information

Item 24.	Financial Statements and Exhibits

          (1) Financial Statements: Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

          (2) Exhibits

(a) Charter — Articles of Incorporation — filed herewith.

(b) Bylaws of Registrant — filed herewith.

(c) Voting Trust Agreement — none.

(d)	(1) Charter — Articles of Amendment and Restatement*

(2) Amended and Restated Bylaws of Registrant*

(e) Form of Dividend Reinvestment Plan*

(f) Long-Term Debt Instruments — none.

(g) Form of Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.*

(h)	(1) Form of Purchase Agreement*

(2) Form of Master Selected Dealer Agreement*

(3) Form of Master Agreement Among Underwriters*

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement*

(k) Other Material Contracts

(1) Administrative Services Agreement*

(2) Transfer Agency Agreement*

(l) Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP*

(m) Non-Resident Officers/ Directors — none.

(n) Other Opinions and Consents — Consent of Registrant’s independent auditors*

(o) Omitted Financial Statements — none.

(p) Subscription Agreement — none.

(q) Model Retirement Plans — none.

(r) Code of Ethics*

*	To be filed by amendment.

Item 25.	Marketing Arrangements — to be filed by amendment.

Item 26.	Other Expenses of Issuance and Distribution

          The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$2.53
National Association of Securities Dealers, Inc. Fees	*
Printing and Engraving Expenses	*
Postage	*
Legal Fees	*
Listing Fees	*
Marketing Expenses	*
Accounting Expenses	*
Transfer Agent Fees	*
Miscellaneous Expenses	*

Total	*

*	To be completed by amendment.

Item 27.	Persons Controlled by or Under Common Control with Registrant — none.

Item 28.	Number of Holders of Securities as of June 1, 2004

Title of Class	Number of Record Holders

Common Stock, $0.001 par value per share	0

Item 29.	Indemnification.

          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

          The Registrant’s charter requires the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her status as the Registrant’s present or former director or officer and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

          Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Business and Other Connections of Investment Adviser.

          Kayne Anderson Capital Advisors, L.P. (the “Adviser”) serves as the Registrant’s investment adviser. Certain of the officers of the Adviser also serve as officers and/or directors for Kayne Anderson Rudnick Investment Management, LLC, an affiliate of the Adviser.

          Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-46991, incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 31.	Location of Accounts and Records.

          The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its shareholder services agent.*

Item 32.	Management Services — not applicable.

Item 33.	Undertakings.

          (1) Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          (2) Not Applicable.

          (3) Not Applicable.

          (4) Not Applicable.

          (5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

*To be designated by amendment.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and the State of California, on the 14th day of June, 2004.

KAYNE ANDERSON MIDSTREAM INVESTMENT COMPANY

By:	/s/ DAVID SHLADOVSKY

David Shladovsky
Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ DAVID SHLADOVSKY David Shladovsky	Director	June 14, 2004

INDEX TO EXHIBITS

Exhibit	Exhibit Name

1	Articles of Incorporation of the Registrant
2	Bylaws of the Registrant